UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Aphton Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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APHTON CORPORATION

80 S.W. 8th Street

Miami, Florida 33130

To Our Stockholders:

We cordially invite you to attend the 2004 Annual Meeting of Stockholders to be held on Wednesday, June 16, 2004, at the offices of Akerman Senterfitt at One S.E. Third Avenue, 19th Floor, Miami, Florida 33131. The meeting will start promptly at 10:00 a.m.

The attached Notice of Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Our directors and officers, as well as a representative of Ernst & Young LLP, our independent certified public accountants, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date, and return the enclosed proxy card in the envelope, vote electronically using the Internet or vote via telephone according to the instructions on the proxy card. If you attend the meeting, you may vote your shares personally, even though you have previously designated a proxy. The items to be considered at the meeting include the election of directors, the adoption of our 2004 Equity Compensation Plan and transaction of such other business as may properly come before the meeting and any adjournments or postponements thereof.

We sincerely hope you will be able to attend and participate in our 2004 Annual Meeting of Stockholders. We welcome the opportunity to meet with you and give you a firsthand report on the progress of your company.

On behalf of

Aphton Corporation’s

Board of Directors,

Philip C. Gevas

Chairman

APHTON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 16, 2004

To Our Stockholders:

We will hold our Annual Meeting of Stockholders on Wednesday, June 16, 2004, at 10:00 a.m. Our meeting will be held at the offices of Akerman Senterfitt at One S.E. 3rd Avenue, 19th Floor, Miami, Florida 33131. If you owned common stock at the close of business on April 17, 2004, you may vote at this meeting or any adjournments or postponements thereof.

At the meeting, we plan to:

1. elect two Class 3 directors for a term of three years and, in each case, until his successor is duly elected and qualified;

2. adopt the Aphton Corporation 2004 Equity Participation Plan; and

3. transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our Board of Directors is not aware of any other proposals for the June 16, 2004 meeting.

It is important that your common stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by signing, dating, and returning the enclosed proxy card, voting electronically using the Internet or using the telephone voting procedures. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

APHTON CORPORATION

Philip C. Gevas

Chairman

Miami, Florida

May 14, 2004

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND IN PERSON.

i

APHTON CORPORATION

80 S.W. 8th Street

Miami, Florida 33130

PROXY STATEMENT

Information about the Meeting

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors of Aphton Corporation for our Annual Meeting of Stockholders to be held on Wednesday, June 16, 2004 at 10:00 a.m. Our Annual Meeting will be held at the offices of Akerman Senterfitt at One S.E. Third Avenue, 19th Floor, Miami, Florida 33131. This proxy statement and the accompanying proxy are first being mailed to stockholders on or about May 14, 2004.

Voting Instructions

Who May Vote

You may vote your common stock if our records show you owned your shares at the close of business on the record date, which is April 17, 2004. On the record date, there were 37,630,558 shares of our common stock outstanding, with a par value of $0.001 per share. Holders of our common stock are entitled to one vote per share held as of the record date.

How You May Vote

You may vote: (1) in person by attending the meeting, (2) by mail by completing, signing, dating, and returning the enclosed proxy card, (3) electronically by using the Internet or (4) via telephone. To vote your proxy card by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card. To vote your proxy electronically by using the Internet or to vote your proxy via telephone, see the instructions on the proxy card and have the proxy card available when you access the Internet web site or place your telephone call. If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

Proxies duly executed and received in time for the meeting will be voted in accordance with your instructions. If no instructions are given, proxies will be voted as follows:

1. FOR the election as Class 3 directors of the nominees named herein, each to serve for a term of three years and, in each case, until his successor is duly elected and qualified;

2. FOR the adoption of the Aphton Corporation 2004 Equity Participation Plan; and

3. In the discretion of the proxy holders, FOR or AGAINST such other business as may properly come before the meeting or any adjournment or postponement thereof.

How You May Revoke or Change Your Vote

Proxies may be revoked at any time prior to the meeting in the following ways:

•	by giving written notice of revocation to our Secretary;

•	by giving a later dated proxy;

•	by changing your vote on the Internet website;

•	by using the telephone voting procedures; or

•	by attending the meeting and voting in person.

If you choose to revoke your proxy by giving written notice to our Secretary, please note that your revocation will not be effective until received by us at or prior to the meeting.

Voting Procedures

All record holders of issued and outstanding shares of our common stock are entitled to vote. Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Shares for which brokers have not received instructions, and which therefore are not voted with respect to a certain proposal, are referred to as “broker non-votes.”

Quorum

Under Delaware law and our Bylaws, the presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast on the matter at the annual meeting constitutes a quorum. Abstentions and broker non-votes will count for purposes of determining if there is a quorum present at the annual meeting. In the event there are not sufficient votes for a quorum to approve or ratify any proposal at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors currently consists of eight directors, divided into three classes with members of each class of directors serving for staggered three-year terms. Our current Board members and classifications are as follows:

Class 1	Class 2	Class 3
David H. Sachs, M.D.	Patrick T. Mooney, M.D.	Philip C. Gevas

Robert S. Basso	Georges Hibon	William A. Hasler

James F. Smith	Nicholas John Stathis

The age indicated and other information in each nominee’s or continuing director’s biography is as of April 17, 2004.

Nominees for Election as Directors

Class 3 Directors – Three-Year Term until the 2007 Annual Meeting

The terms of our two current Class 3 directors will expire at the 2004 Annual Meeting. Upon nomination by our Nominating Committee, our Board of Directors has recommended and nominated each of the following directors for re-election to the Board of Directors as a Class 3 director for a term of three years, expiring at the 2007 Annual Meeting and until their successors are elected and qualified.

Philip C. Gevas, 70, has served as a director since co-founding the company in 1981. Mr. Gevas previously served as our President and Chief Executive Officer from 1981 through January 2004. Mr. Gevas conceived and directed the development of Aphton’s inventions which have resulted in numerous patents for Aphton relating to the treatment of colorectal, pancreatic, liver, esophageal and stomach cancers, and gastroesophageal reflux disease (GERD). After serving as an officer in the United States Air Force, Mr. Gevas had experience in the defense industry in management, science and engineering.

William A. Hasler, 62, has served as a director of our company since 1991. Mr. Hasler previously served as our Co-Chief Executive Officer from July 1998 through January 2004. From August 1991 to July 1998, Mr. Hasler served as Dean of the Haas School of Business at the University of California at Berkeley. Prior to that, he was both Vice Chairman and a director of KPMG LLP, a professional services firm. Mr. Hasler also serves on the boards of Mission West (a real estate investment trust), Technical Olympic USA, Inc. (a homebuilder), DiTech Communications (a global telecommunications equipment supplier for voice networks), Schwab Funds (a mutual fund company), Genitope Corp. (a biotechnology company) and Stratex Networks (a provider of high-speed wireless transmission solutions), and is Chairman of the Board of Solectron Corp. (a provider of electronics manufacturing services). Mr. Hasler is a trustee of Pomona College. He is a certified public accountant.

Each of the nominees has consented to be named in this proxy statement and to serve as a member of our Board of Directors, if elected. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by our Board of Directors, but in no event will the proxy be voted for more than two nominees as Class 3 directors. Our management has no reason to believe that any nominee will not serve if elected.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of outstanding shares of our common stock is required for the approval of the election of the directors. You may vote in favor of all the nominees or you may withhold your vote from any or all nominees. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors.

Recommendation of our Board of Directors

We recommend that you vote your shares “FOR” each of the two nominees. If you sign, date, and return the enclosed proxy, your shares will be voted for the election of the two nominees recommended by our Board of Directors, unless you mark the proxy in such a manner as to withhold authority to vote. Please see the Voting Instructions on page 1 of this proxy statement for instructions on how to cast your vote.

Continuing Directors

Class 1 Directors – Term continues until the 2005 Annual Meeting

David H. Sachs, M.D., 62, has served as a director of our company since 2003. Since 1991, Dr. Sachs has served as the Director of the Transplantation Biology Research Center at Massachusetts General Hospital and Professor of Surgery and Immunology at the Harvard Medical School. Dr. Sachs is also a member of the Institute of Medicine of the National Academy of Sciences. Dr. Sachs has published over 650 articles in scientific journals. Dr. Sachs serves as Chairman of the Scientific Advisory Board of Immerge Biotherapeutics, Inc., a company developing therapeutic applications for xenotransplantation, and serves on the Scientific Advisory Board of the Lombard Odier Immunology Fund, a Swiss mutual fund.

Robert S. Basso, 59, has served as a director of our company since 1984. Since July 2003, Mr. Basso has been Executive Vice President of National Financial, a Fidelity investments company providing clearing services and execution products. From January 1990 through June 2003, Mr. Basso served as Chairman and President of Correspondent Services Corporation (CSC), a subsidiary of UBS PaineWebber Inc., a brokerage firm, providing clearing, execution, settlement, administrative and management information services, and as Managing Director of UBS PaineWebber Inc.

James F. Smith, 54, has served as a director of our company since January 2004. Since September 2001, Mr. Smith has served as Vice President and Global Controller of Ansell Ltd., a healthcare solutions provider. From July 2000 through January 2001, Mr. Smith served as Vice President, Global Finance of the Agricultural Chemicals Group of BASF, a pharmaceutical and biotechnology company. From April 1997 through July 2000, Mr. Smith served as Vice President, Global Finance of the Agricultural Chemicals Group of Wyeth, a pharmaceutical and biotechnology company. Mr. Smith is a certified public accountant and worked for PricewaterhouseCoopers for almost eight years, including as a Manager responsible for managing audit engagements for public companies.

Class 2 Directors – Term continues until the 2006 Annual Meeting

Patrick T. Mooney, M.D., 36, has served as a director of our company since January 2004. Dr. Mooney was named our President and Chief Executive Officer in January 2004. From April 2003 through January 2004, Dr. Mooney served as our Chief Medical Officer. Prior to that, Dr. Mooney gained significant experience in the private sector healthcare and biotechnology fields at financial institutions and a biotechnology company. Specifically, Dr. Mooney served as Vice President, Senior Biotechnology Analyst for Thomas Weisel Partners, LLC, a full services investment firm, from August 2001 through April 2003. During 2000 and 2001, Dr. Mooney served as Vice President, Senior Biotechnology Analyst for Janney Montgomery Scott, LLC, a full services investment firm, and Senior Director, Business Development and Investor Relations for Cell Pathways, Inc., a

biotechnology company. From 1998 through 2000, Dr. Mooney served as a surgical resident at Thomas Jefferson University Hospital and an analyst for Villanova Capital Management, Inc., an asset management firm.

Georges Hibon, 66, has served as a director of our company since 2001. From 1990 to 1998, Mr. Hibon was with Pasteur Merieux Connaught, now Aventis Pasteur, a biopharmaceutical company focused on the development of vaccines, most recently as Chief Executive Officer of PMC North America. Prior to that, Mr. Hibon was President of Merck France, a pharmaceutical company. Mr. Hibon has been awarded the honor of “Chevalier de la Legion d’Honeur” by the French government for outstanding military and civilian accomplishments. Mr. Hibon also serves on the boards of Epimmune Inc., a biopharmaceutical company focused on the development of vaccines and Cerep S.A., a pharmaceutical company.

Nicholas J. Stathis, Esq., 80, has served as a director of our company since 1994. Previously, Mr. Stathis served as counsel at White & Case LLP, was a partner at Botein, Hays & Sklar; Watson, Leavenworth, Kelton & Taggart; and at Hopgood, Calimafde, Kalil, Blaustein & Judlowe. Mr. Stathis practiced in all areas of patent, trademark, copyright and unfair competition law.

BOARD MEETINGS AND CORPORATE GOVERNANCE

Board Meetings and Committees

During fiscal year 2003, our Board of Directors held 4 regularly scheduled meetings and 5 special meetings. For fiscal year 2003, each director attended at least 75% or more of the aggregate number of meetings held by our Board of Directors and the committees on which he served. We strongly encourage Board members to attend, either in person or via telephone, the Company’s annual meeting of stockholders. Our Chairman, Philip C. Gevas, was present at the Company’s 2003 annual meeting of stockholders.

Our Board of Directors has four standing committees:

(1) an Audit Committee, consisting of Messrs. Smith (Chairman), Hibon and Basso;

(2) a Compensation Committee, consisting of Messrs. Basso (Chairman), Stathis and Smith;

(3) a Nominating Committee, consisting of Messrs. Hibon (Chairman), Sachs and Stathis; and

(4) an Executive Committee, consisting of Messrs. Gevas (Chairman), Hasler and Hibon.

The Audit Committee, the Compensation Committee and the Nominating Committee are composed of independent directors (as such term is defined under Nasdaq Marketplace Rule 4200(a)(15)). Each committee is described briefly below. The charters of the Audit Committee, Compensation Committee and Nominating Committee are available to view at our website, www.aphton.com.

Audit Committee. Our Audit Committee generally has responsibility for appointing, overseeing and determining the compensation of our independent certified public accountants, reviewing the plan and scope of the independent certified public accountants’ audit, reviewing our audit and control functions, approving all non-audit services provided by our independent certified public accountants and reporting to our full Board of Directors regarding all of the foregoing. Additionally, our Audit Committee provides our Board of Directors with such additional information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require its attention. Our Audit Committee’s goals and responsibilities are set forth in an Audit Committee Charter, a copy of which is attached as Appendix A. The Board of Directors designated James F. Smith the “audit committee financial expert” as defined by SEC rules. The Audit Committee held 2 meetings during the year ended December 31, 2003. The Audit Committee Report is set forth below.

Compensation Committee. Our Compensation Committee reviews and approves all forms of compensation and benefits, including salary, bonus and stock compensation provided to our Chief Executive Officer and our other executive officers. In addition, the Compensation Committee reviews and approves all forms of compensation provided to our directors. The Compensation Committee held 1 meeting during the year ended December 31, 2003.

Nominating Committee. The Nominating Committee is responsible for support of the Board of Director’s director nomination process. The Nominating Committee solicits, considers, recommends and nominates candidates to serve on the Board of Directors of the company. The Nominating Committee will consider suggestions from stockholders regarding possible director candidates. The company’s policy is to ensure that highly qualified individuals are attracted and retained as directors. Our Nominating Committee’s goals and responsibilities are set forth in a Nominating Committee Charter, which is available to view at our website, www.aphton.com. The Nominating Committee held 1 meeting during the year ended December 31, 2003.

The Nominating Committee considers possible candidates from many sources, including stockholders, for nominees for directors. If a stockholder wishes to recommend a nominee for director, written notice should be sent to the Secretary in accordance with the instructions set forth later in this proxy statement under “Stockholder Proposals for 2005 Annual Meeting.” Each written notice must set forth: (1) the name and address of the stockholder of record who is making the nomination and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (2) the class and number of shares of Aphton common stock which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made; (3) a description of all arrangements and understandings between the stockholder and each candidate for director and any other person or persons (naming such person) pursuant to which the nomination is to be made; (4) the name, age, business address and residence address of the candidate; (5) the class and number of shares of capital stock of Aphton owned beneficially and of record by the candidate; (6) the candidate’s consent to being named in the proxy statement and to serving as a director if elected; and (7) such other information regarding a candidate as would be required to be included in a proxy statement, including information with respect to a candidate’s independence as defined under the rules and regulations promulgated by the SEC and The Nasdaq Stock Market and information regarding the candidate’s attributes that the Nominating Committee would need to consider in order to assess whether such candidate would qualify as an “audit committee financial expert” as defined by the rules and regulations promulgated by the SEC.

The Nominating Committee will evaluate the suitability of potential candidates nominated by stockholders in the same manner as other candidates identified to the Nominating Committee. In making its nominations, the Nominating Committee identifies candidates who meet the current challenges and needs of the Board of Directors. In making such decisions, the Nominating Committee considers, among other things, an individual’s business experience, industry experience, financial background and experiences and whether the individual meets the independence requirements of the Nasdaq Stock Market. The Nominating Committee uses multiple sources for identifying and evaluating nominees for directors including referrals from current directors, recommendations by stockholders and input from third party executive search firms.

Executive Committee. The Executive Committee serves as a liaison for the Board of Directors with management. In addition the Executive Committee provides the Board of Directors guidance with respect to our position on significant and relevant public policy issues, makes recommendations to the Board of Directors regarding our policies which affect competitive, financial and other challenges and performs any other duties assigned to it, from time to time, by the Board of Directors. The Executive Committee held no meetings during the year ended December 31, 2003.

Corporate Governance

Code of Ethics. On January 29, 2004, the Board of Directors approved and adopted our Code of Ethics for Senior Financial Officers. The Code of Ethics for Senior Financial Officers sets forth standards of conduct applicable to our Chief Executive Officer and our Chief Financial Officer to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure, and compliance with applicable governmental rules and regulations. In addition, on January 29, 2004, the Board of Directors approved and adopted our Code of Business Conduct and Ethics for all of our officers, directors and employees. Our Code of Ethics for Senior Financial Officers and our Code of Business Conduct and Ethics are available to view at our website, www.aphton.com.

Independence. The Nasdaq Marketplace Rules require that a majority of the members of our Board of Directors be independent directors (as such term is defined under Nasdaq Marketplace Rule 4200(a)(15)). Generally, the Nasdaq Marketplace Rules would prohibit a director from qualifying as an independent director if the director (or in some cases, members of the director’s immediate family) has, or in the past three years has had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that the following five individuals of its eight members of the Board of Directors are independent as defined by the Nasdaq Marketplace Rules: Messrs. Basso, Hibon, Sachs, Smith and Stathis.

Contacting our Board of Directors. The Company maintains contact information (an e-mail link), on its website at www.aphton.com. Communications for our Board of Directors should be directed to one or more members of the Board of Directors or to the Board of Directors collectively in writing by e-mail to “Board@aphton.com” and must include a statement that that author of such communication is a beneficial or record owner of shares of the Company’s common stock. Such communications will be directed to the Chief Executive Officer of the Company, who shall compile all qualifying communications and shall distribute such qualifying communications to the intended recipient or to the full Board of Directors, as appropriate. A copy of any qualifying communication that relates to the Company’s accounting and auditing practices shall also be sent directly to the Chairman of the Company’s Audit Committee.

Executive Sessions. To promote open discussion among the independent directors, our Board of Directors schedules regular executive sessions in which the independent directors meet without management or inside director participation. In order to communicate directly with the independent directors, stockholders should follow the procedures set forth in the above paragraph.

Compensation Committee Interlocks and Insider Participation

Messrs. Basso and Stathis comprised the Compensation Committee in 2003. None of these persons served as an officer or employee of ours or our subsidiary during fiscal year 2003. There were no material transactions between us and any of the members of the Compensation Committee during fiscal year 2003.

Compensation of Directors

In 2003, our outside directors, whom we consider to be those directors who are not officers, employees or consultants of our company, received an annual fee of $25,000 and reimbursement of reasonable out-of-pocket expenses incurred for attendance at Board and Board committee meetings. Commencing in 2003, each non-employee director, upon his initial election or appointment to the Board of Directors is granted non-qualified stock options to purchase 25,000 shares of common stock with a per share exercise price equal to the fair market value per share of our common stock at the grant date. During 2003, Dr. Sachs was granted 25,000 options with an exercise price of $6.50 per share upon his appointment to the Board. Directors who are officers, employees or consultants did not receive any additional compensation for their services as a director.

The 2004 Equity Participation Plan, which stockholders are being asked to approve at the annual meeting, provides that all non-employee directors may receive a grant of options annually, in the discretion of the Compensation Committee. The per share exercise price of these options will equal the fair market value per share of our common stock at the grant date.

On January 29, 2004, our Board of Directors approved three year consulting arrangements with Messrs. Gevas and Hasler pursuant to which Mr. Gevas will receive $400,000 annually and Mr. Hasler will receive $150,000 annually.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our outstanding common stock to file with the Commission reports of changes in their ownership of common stock. Directors, officers, and greater than 10% stockholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to our directors, officers, and greater than 10% stockholders were satisfied.

AUDIT COMMITTEE REPORT

The Board of Directors adopted an amended Audit Committee Charter on March 25, 2004, under which the Audit Committee operates. The Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix A.

Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. The independent certified public accountants, Ernst & Young LLP (“E&Y”), are responsible for performing an independent audit of Aphton’s financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to select the independent certified public accountants and monitor and oversee these processes.

During 2003, the Audit Committee met and held discussions with management and the independent certified public accountants. The Audit Committee had private sessions with our independent certified public accountants, at which candid discussions of financial management, accounting, and internal control issues took place.

The Audit Committee approved the engagement of E&Y as our independent certified public accountants for the year ended December 31, 2003 and reviewed with Aphton’s management and the independent certified public accountants overall audit scope and plans, the results of audit examinations, evaluations by the auditors of Aphton’s internal controls, and the quality of Aphton’s financial reporting.

The Audit Committee reviewed and discussed the 2003 audited financial statements with our management and the independent certified public accountants. In fulfilling its responsibilities, the Audit Committee discussed with the independent certified public accountants, E&Y, matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, Aphton received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with E&Y its independence. In reliance on the Audit Committee’s review of the representations of management and the report and letter of the independent certified public accountants and discussions the Audit Committee had with management and the independent certified public accountants, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Commission.

This report furnished by the Audit Committee of our Board of Directors.

Messrs. Smith, Hibon and Basso

The report of the Audit Committee, the Committee Report on Executive Compensation and the performance graph shall not be deemed to be “soliciting material” or to be filed with the SEC, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Acts”), except to the extent that Aphton Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

MANAGEMENT

Our executive officers and key employees, their ages and positions, as of the record date, are as follows:

Name	Age	Position
Patrick T. Mooney, M.D.	36	President, Chief Executive Officer and Director

Frederick W. Jacobs	48	Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

Dov Michaeli, M.D., Ph.D.	68	Senior Vice President, Global Development and Medical Science and Chief Medical Officer

Paul Broome, MB., Ch.B., FFPM	54	Vice President and Medical Director for Global Clinical Trials and Regulatory Affairs

Richard Ascione, Ph.D.	67	Vice President and Director, Laboratory of Molecular Medicine

Theo de Roij, D.V.M., Ph.D.	54	Vice President, Business and Product Development

Stephen Grimes, Ph.D.	52	Vice President, Laboratory of Immunology

Stephen L. Karr, Jr., Ph.D.	56	Vice President and General Manager, Laboratory of Immunobiology

Below is a summary of the business experience of each of our executive officers who does not serve on our Board of Directors. The business experience of Dr. Mooney appears under the caption “Proposal 1 - Election of Directors” set forth above.

Frederick W. Jacobs. Since November 2002, Mr. Jacobs has served as Chief Financial Officer. Mr. Jacobs has been with us since 1989. Since 1989, Mr. Jacobs has been Chief Accounting Officer and since 1997, he has been Vice President and Treasurer. Previously, Mr. Jacobs was Chief Financial Officer of BestCare, a Health Maintenance Organization from 1986 to 1989 and before that served on the staff of PricewaterhouseCoopers (then Coopers & Lybrand) providing audit and tax services. Mr. Jacobs is a certified public accountant.

Dov Michaeli, M.D., Ph.D. Dr. Michaeli has served as our Chief Medical Officer since January 2004. Since 1990, Dr. Michaeli has served as our Senior Vice President, Global Development and Medical Science. Dr. Michaeli has been with us since 1989. Prior to joining Aphton, Dr. Michaeli was a professor at the University of California, San Francisco (Departments of Biochemistry and Surgery) for twenty years. Dr. Michaeli has numerous patents and over fifty published articles and book chapters. Dr. Michaeli received his M.D. from the University of California, San Francisco and his Ph.D. from University of California, Berkeley.

Paul Broome, MB., Ch.B., FFPM Since 1994, Dr. Broome has served as our Vice President and Medical Director for Global Clinical Trials and Regulatory Affairs. Prior to joining Aphton, Dr. Broome was Medical Director at BIOS in the United Kingdom which provided consulting services, R&D, clinical trials and regulatory affairs for drug registration. Dr. Broome also spent 11 years at Glaxo and Ciba-Geigy, a pharmaceutical company, working in all phases of clinical development, notably on registration trials for ranitidine (Zantac). He also gained experience in pre-clinical development across a wide range of therapeutic specialties. Dr. Broome received his medical degrees from the University of Sheffield Medical School in the United Kingdom.

Key Employees

Below is a summary of the business experience of each of our key employees.

Richard Ascione, Ph.D. Since 1994, Dr. Ascione has served as our Vice President, Director of Aphton’s Laboratory of Molecular Medicine. Dr. Ascione directs R&D in the area of Molecular Biology and works closely with our Laboratory of Immunobiology in research and product development. Previously, Dr. Ascione was a professor in the Department of Experimental Oncology and Associate Director of the Center for Molecular and Structural Biology at the Hollings Cancer Center and the Medical University of South Carolina, respectively, in Charleston, South Carolina. Earlier, Dr. Ascione was with the National Cancer Institute (NCI) of the National Institutes of Health (NIH), where he served as Deputy Chief of NCI’s Laboratory of Molecular Oncology. Dr. Ascione has published over sixty-five peer-reviewed papers, several book chapters and articles related to the molecular biology and gene regulation of cancer, human retroviruses and HIV/AIDS. Dr. Ascione received his Ph.D. from Princeton University.

Theo de Roij, D.V.M., Ph.D. Since September 1998, Dr. de Roij has served as our Vice President, Business and Product Development. Prior to joining us in 1998, Dr. de Roij served as Director and Head of Business Development at GlaxoSmithKline Biologicals S.A., responsible for its worldwide business development activities. Previously, Dr. de Roij was employed by the Animal Health Division of Solvay, S.A., where he held several senior positions, including responsibility for worldwide business development and strategic planning. Dr. de Roij received his D.V.M. and Ph.D. from Utrecht University in the Netherlands.

Stephen Grimes, Ph.D. Since 1998, Dr. Grimes has served as Vice President of the Laboratory of Immunology. Dr. Grimes joined us immediately after our founding, serving in a variety of positions, including Research Scientist and Project Director. Dr. Grimes is responsible for research and development in immunology and for the experimental design and implementation of immunology-based projects. He also serves as the principal scientific deputy for our clinical trials. Dr. Grimes is a co-inventor of numerous of our issued patents and additional patents in preparation and pending. Dr. Grimes joined us upon finishing his doctoral dissertation at the University of California, Davis. Dr. Grimes received his Ph.D. from the University of California, Davis.

Stephen L. Karr, Jr., Ph.D. Since 1998, Dr. Karr has served as Vice President and General Manager of the Laboratory of Immunobiology. Dr. Karr has been with us since 1983, serving in a variety of positions, including Research Scientist, Laboratory Manager and General Manager, Laboratory of Immunobiology. He is responsible for the Laboratory’s daily operations, including program planning, budgeting and control. As Project Manager, Dr. Karr is responsible for the experimental design and implementation of special projects. Dr. Karr, who is also an immunoparasitologist, is an inventor of numerous of our patents. Dr. Karr has sixteen publications and had presented twenty papers prior to joining us. Dr. Karr received his Ph.D. from the University of California, Davis.

EXECUTIVE COMPENSATION

The following table presents certain summary information concerning compensation earned for services rendered in all capacities by the individuals who served as Chief Executive Officer of the Company during 2003, as well as our other four most highly compensated executive officers (the “Named Executive Officers”) whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2003.

	Year	Annual Compensation				Long Term Compensation Awards	All Other Compen- sation($)
Name and Principal Position		Salary($)	Bonus($)	Other Annual Compen- sation($)		Securities Underlying Options(#)
Philip C. Gevas (1) Chairman, Director and Former Chief Executive Officer and President	2003 2002 *2001 2001	200,000 200,000 183,333 200,000	200,000 200,000 183,333 200,000	* * * *	* * * *	— 300,000 — —	15,210 15,210 13,942 15,210	(2) (2) (2) (2)

William A. Hasler (3) Vice-Chairman, Director and Former Co-Chief Executive Officer	2003 2002 *2001 2001	180,000 180,000 165,000 180,000	— — — —	* * * *	* * * *	— 150,000 — —	— — — —

Patrick T. Mooney (4) President, Chief Executive Officer and Director	2003 2002 *2001 2001	180,000 — — —	— — — —	* * * *	* * * *	200,000 — — —	— — —

Frederick W. Jacobs Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer	2003 2002 *2001 2001	142,708 66,150 55,733 60,800	— — — —	* * * *	* * * *	— — — —	— — — —

Dov Michaeli Senior Vice President, Global Development and Medical Science and Chief Medical Officer	2003 2002 *2001 2001	230,000 150,000 137,000 150,000	— 60,000 55,000 60,000	* * * *	* * * *	— 75,000 — —	— — — —

Paul Broome Vice President and Medical Director for Global Clinical Trials and Regulatory Affairs	2003 2002 *2001 2001	181,500 135,000 121,000 135,000	— 30,000 27,000 30,000	* * * *	* * * *	— 30,000 50,000 —	— — — —

*	For the eleven month fiscal period ended December 31, 2001.
**	Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer.
(1)	Mr. Gevas resigned as our Chief Executive Officer and President in January 2004.
(2)	This amount constitutes the premium we paid for a life insurance policy. Mr. Gevas will receive the cash surrender value under the life insurance policy.
(3)	Mr. Hasler resigned as our Co-Chief Executive Officer in January 2004.
(4)	Dr. Mooney became our Chief Medical Officer in April 2003 and became our President, Chief Executive Officer and a Director in January 2004. Dr. Mooney became an executive officer upon being named President and Chief Executive Officer in January 2004.

Stock Option Grants and Exercises

The following table provides certain information concerning individual grants of stock options under our 1999 Incentive and Reward Plan, as amended, made during the year ended December 31, 2003 to the Named Executive Officers:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted To Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%($)	10%($)
Philip C. Gevas	—	—	—	—	—	—
William A. Hasler	—	—	—	—	—	—
Patrick T. Mooney (1)	200,000	100%	2.55	4/15/23	843,182	2,921,025
Frederick W. Jacobs	—	—	—	—	—	—
Dov Michaeli	—	—	—	—	—	—
Paul Broome	—	—	—	—	—	—

(1)	Dr. Mooney was granted these options when he joined us as Chief Medical Officer. We did not grant any other options to employees during 2003.
(2)	Amounts for the named executive officers shown under the “Potential Realizable Value” columns have been calculated by (a) multiplying (i) the exercise price and (ii) the sum of 1 plus the adjusted stock price appreciation rate (the assumed annual appreciation rate shown, compounded for the term of the options), (b) subtracting the exercise price per share and (c) multiplying the gain per share by the number of shares covered by the options.

The following table provides information regarding the options exercised by the Named Executive Officers during the year ended December 31, 2003 and the value of options outstanding for such individuals at December 31, 2003:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Philip C. Gevas	—	—	900,000	—	1,227,000	—
William A. Hasler	—	—	321,000	—	613,500	—
Patrick T. Mooney	—	—	—	200,000	—	690,000
Frederick W. Jacobs	—	—	63,000	—	81,800	—
Dov Michaeli	—	—	295,000	50,000	102,250	204,500
Paul Broome	—	—	37,250	42,750	24,540	98,160

(1)	In accordance with the rules of the Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of the last column of this table, fair market value is deemed to be $6.00 per share, the closing price of the Common Stock on December 31, 2003, the last trading day of the fiscal year.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2003, related to our equity compensation plans under which options, warrants and rights have been or may be granted. It does not include options, warrants or rights that may be granted under the Aphton Corporation 2004 Equity Participation Plan which stockholders are being asked to approve in Proposal 2.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	N/A	N/A	N/A

Equity compensation plans not approved by stockholders (1)	1,944,540	7.39	555,460

Total	1,944,540	7.39	555,460

(1)	A description of the material terms of the plans not approved by stockholders is contained in Footnote 8 to our consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2003.

Employment Agreements

Patrick T. Mooney, M.D.

We have entered into an employment agreement with Dr. Mooney that currently expires on January 29, 2007. This agreement automatically renews for successive two-year terms, unless we or Dr. Mooney provide written notice to the other party at least 90 days prior to the end of the term. Under his employment agreement, Dr. Mooney is entitled to receive a minimum base salary of $400,000 and an annual bonus based on achievement of performance targets, measurements and other criteria as shall be established each year by the Compensation Committee. In the event of a termination by us without cause or by Dr. Mooney for good reason, we will pay Dr. Mooney a termination payment in the amount of (i) his base salary through January 29, 2007 (if termination is prior to January 29, 2005) or two times his base salary plus the mean bonus paid with respect to the prior three fiscal years (if termination is after January 29, 2005); (ii) the sum of any accrued amounts and other accrued benefits; and (iii) medical coverage for the remainder of the employment term or the renewal term. In the event of a change in control and the termination of this agreement on this basis, Dr. Mooney will receive: (i) three times his base salary (if the change of control occurred prior to the accrual of his bonus for fiscal year 2004) or two times his base salary plus the mean bonus paid with respect to the prior three fiscal years (if the change of control occurred after the accrual of his bonus for fiscal year 2004), (ii) the sum of any accrued amounts and other accrued benefits and (iii) medical coverage for three years. The agreement also provides for noncompetition, nonsolicitation and nondisclosure covenants.

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the “Compensation Committee”) exercises broad oversight responsibilities regarding executive compensation and determines the total compensation of our Chief Executive Officer. The Compensation Committee is composed exclusively of independent, non-employee directors. During 2003, the Compensation Committee set the base salary of Aphton’s Chief Executive Officer and its Co-Chief Executive Officer, established the guidelines for executive officer compensation and administered Aphton’s 1999 Incentive and Reward Plan, as amended (the “1999 Plan”) under which stock option and dividend equivalent right grants may be made to executive officers and other employees.

The fundamental policy of the Committee is to attract and retain individuals of high caliber to serve as executive officers of Aphton, to motivate their performance in the achievement of aggressive business plans, to achieve Aphton’s strategic objectives and to align the interests of executive officers with the long-term interest of stockholders by optimizing stockholder value in a rapidly changing biopharmaceutical market environment. Because Aphton’s underlying philosophy is “pay for performance,” each executive’s total compensation is based on the overall performance of Aphton and the executive as an individual. Accordingly, each executive officer’s compensation package comprises three components: (i) base salary, which reflects individual performance and is designed primarily to be competitive with the base salary levels of other companies with the industry of comparable size to Aphton, (ii) annual variable bonus awards, which are tied to the achievement of Aphton’s performance goals and/or retention objectives, and (iii) stock options and restricted stock grants, which align and strengthen the mutuality of interests between the executive officers and stockholders.

Compensation of the Chief Executive Officers

In establishing the compensation package of Mr. Gevas, as Chief Executive Officer, and Mr. Hasler, as Co-Chief Executive Officer, the Compensation Committee sought to maintain a level of total current compensation that is competitive with that of chief executive officers of certain other companies in the biopharmaceutical industry at comparable stages of development. In order to align Messrs Gevas’ and Hasler’s interests with the long-term interests of Aphton’s stockholders, the Compensation Committee attempted to make a significant portion of the value of their respective total compensation dependent on the long-term appreciation of Aphton’s stock price.

At Aphton’s current stage of development, the Compensation Committee believes that Messrs. Gevas’ and Hasler’s performance as Chief Executive Officers of Aphton must be evaluated almost exclusively using subjective criteria, including the Compensation Committee’s evaluation of Aphton’s progress in securing sufficient financing to continue ongoing clinical trials and to fund Aphton’s clinical research and development efforts, advancing Aphton’s existing product candidates through the complex drug development and regulatory approval process, attracting and retaining scientists and other senior management and identifying and securing corporate collaborators for the development of product candidates.

During 2003, due to Aphton’s financial constraints, each of Messrs. Gevas and Hasler asked the Compensation Committee to again maintain their respective cash compensation packages at their prior year’s level. The cash compensation paid to Messrs. Gevas and Hasler has stayed constant for the past three years. In lieu of a pay increase, Messrs. Gevas and Hasler were each granted stock options in 2001 and 2002.

Components of Executive Officer Compensation

Our executive officer compensation packages generally include three components: base salary; a discretionary annual cash bonus; and stock options. Many traditional measures of corporate performance, such as earnings per share or sales growth, are less important in reviewing the performance of executives in the biopharmaceutical industry, as compared with more established industries. Because of Aphton’s current stage of development, the Compensation Committee emphasizes other indications of performance, such as the progress of

Aphton’s research and development programs, corporate development and marketing relationships with corporate partners and securing capital resources sufficient to enable Aphton to further its research and development plans.

Base Salary

The Compensation Committee seeks to establish base salaries which are competitive for each position and level of responsibility with those of executive officers at various other biopharmaceutical companies of comparable size and stage of development.

Discretionary Cash Bonus

The Compensation Committee believes that discretionary cash bonuses are useful on a case by case basis to motivate and reward executive officers. Bonuses for executive officers are not guaranteed, but are awarded from time to time, generally annually, only in the discretion of the Compensation Committee; cash bonuses are used to bring annual cash compensation into a competitive range with comparable positions at comparable companies. Criteria for bonuses for executive officers range from progress of Aphton’s research and development programs, corporate development and marketing relationships with corporate partners, the recruitment of management personnel, and securing capital resources sufficient to enable Aphton to further its research and development plans.

Stock Options

Grants of stock options under Aphton’s 1999 Plan are designed to promote the identity of the long-term interests between Aphton’s executives and its stockholders and to assist in the retention of executives. Awards of restricted common stock result in an increase in executive officers’ equity interests in Aphton, thereby providing such persons with the opportunity to share in the future value they are responsible for creating.

Executive officers were granted stock options in late 2002. No stock options were granted in 2003 to our executive officers, including the Chief Executive Officer and Co-Chief Executive Officer, other than to Dr. Mooney in connection with his grant of stock options.

When granting stock options, the Compensation Committee considers the relative performance and contributions of each officer compared to that of other officers within Aphton with similar levels of responsibility. The number of options and awards granted to each executive officer is generally determined by the Compensation Committee on the basis of data obtained from a generally available outside survey of stock option grants in the biopharmaceutical industry, an internally prepared survey of peer biopharmaceutical companies’ proxy statements and personal knowledge of the Compensation Committee members regarding executive stock options at comparable companies.

Compliance with Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual compensation over $1.0 million paid to their Chief Executive Officer and certain other highly compensated executive officers. Generally, the Code excludes from the calculation of the $1.0 million cap compensation that is based on the attainment of pre-established, objective performance goals. Where practicable, it is the Compensation Committee’s policy to establish compensation practices that are both cost-efficient from a tax standpoint and effective as a compensation program. The Compensation Committee considers it important to be able to utilize the full range of incentive compensation tools, even though some compensation may not be fully deductible.

This report furnished by the Compensation Committee of our Board of Directors.

Messrs. Basso, Stathis and Smith.

PERFORMANCE GRAPH

The following graph shows the total return to stockholders of an investment in Apthon’s common stock as compared to (i) an investment in the Nasdaq Composite Index, (ii) an investment in the Nasdaq Biotechnology Index* and (iii) an investment in the Nasdaq Pharmaceutical Index for the period from December 31, 1998 through December 31, 2003. Total stockholder return is determined by dividing (i) the sum of (A) the cumulative amount of dividends for a given period (assuming dividend reinvestment) and (B) the change in share price between the beginning and end of the measurement period, by (ii) the share price at the beginning of the measurement period.

	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003
Aphton Corporation	$119.61	$141.18	$114.51	$30.20	$47.06
Nasdaq Stock Market	$185.43	$111.83	$88.76	$61.37	$91.75
Nasdaq Biotechnology Index	$201.64	$248.00	$207.81	$113.62	$165.59
Nasdaq Pharmaceutical Index	$188.55	$235.19	$200.45	$129.52	$189.83

*	The Nasdaq Biotechnology Index does not include reinvestment of dividends and therefore is not a cumulative total return index, as required by the regulations promulgated by the Commission.

The following graph shows the total return to stockholders of an investment in Apthon’s common stock as compared to (i) an investment in the Nasdaq Composite Index and (ii) an investment in a peer group made up of (1) Alkermes, Inc., (2) Alteon Inc., (3) Cygnus, Inc., (4) Genaera Corporation, (5) Genelabs Technologies, Inc., (6) Genta Incorporated, (7) ImClone Systems Incorporated and (8) Regeneron Pharmaceuticals, Inc. Aphton has selected the Nasdaq Biotechnology Index and the Nasdaq Pharmaceuticals Index to replace the above listed peer group it used in its 2003 proxy statement. Aphton has determined that the Nasdaq Biotechnology Index and the Nasdaq Pharmaceuticals Index are industry indices and that the companies comprising such indices are more comparable to Aphton than the peer group it had used previously.

	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003
Aphton Corporation	$119.61	$141.18	$114.51	$30.20	$47.06
Nasdaq Stock Market	$185.43	$111.83	$88.76	$61.37	$91.75
Peer Group	$255.64	$401.14	$395.98	$135.36	$273.26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at May 7, 2004 regarding beneficial ownership of our common stock by

•	each person (or group of affiliated persons) who we know to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our current directors and our named executive officers; and

•	all of our current executive officers and directors as a group.

The percentage of beneficial ownership is based on 37,630,558 shares of our common stock outstanding on May 7, 2004.

This table is based on information supplied to us by our executive officers, directors, and principal stockholders.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent Owned(1)
Citigroup(2)	5,515,142		14.6%
Heartland Advisors, Inc.(3)	5,513,145		14.6%
Patrick T. Mooney	50,000	(4)	*
Philip C. Gevas	2,407,350	(5)	6.2%
William A. Hasler	391,000	(6)	1.0%
David H. Sachs	25,000	(4)	*
Robert S. Basso	136,166	(7)	*
James F. Smith	25,000	(4)	*
Georges Hibon	54,000	(4)	*
Nicholas J. Stathis	193,000	(8)	*
Frederick W. Jacobs	63,000	(4)	*
Dov Michaeli	296,900	(9)	*
Paul Broome	37,250	(4)	*
All directors and executive officers as a group (11 persons)	3,676,766	(10)	9.3%

*	Less than one percent.

Except as otherwise indicated, the address of each person named in this table is c/o Aphton Corporation, 80 S.W. 8th Street, Miami, Florida 33130.

(1)	The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the Commission. Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of the security, or “investment power,” which includes the power to dispose of or direct the disposition of the security. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, in determining the number and percentage of shares beneficially owned by each person pursuant to options exercisable within 60 days after May 7, 2004, shares issuable upon exercise of such options are deemed outstanding for purposes of determining the total number outstanding for such person and are not deemed outstanding for such purpose for all other stockholders. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

(2)	The principal business address of Citigroup is 399 Park Avenue, New York, New York 10043. This number is based solely on Amendment No. 9 to the Schedule 13G filed on February 13, 2004. According to the Schedule 13G, Citigroup has shared voting power and shared dispositive power with respect to all of the referenced shares.
(3)	The principal business address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, Wisconsin 53202. This number is based solely on Amendment No. 3 to the Schedule 13G filed on February 13, 2004. According to the Schedule 13G, Heartland Advisors, Inc. has shared voting power with respect to 5,160,745 shares and shared dispositive power with respect to all of the referenced shares.
(4)	Consists solely of shares issuable upon the exercise of stock options that have already vested.
(5)	Includes 900,000 shares issuable upon the exercise of stock options that have already vested. 1,859,050 shares were disposed of by Mr. Gevas to trusts. Mr. Gevas disclaims beneficial ownership of 1,507,350 of these shares, but may be deemed to have beneficial ownership of them. The remaining shares have been disposed of by the trusts.
(6)	Includes 321,000 shares issuable upon the exercise of stock options that have already vested.
(7)	Includes 104,000 shares issuable upon the exercise of stock options that have already vested.
(8)	Includes 143,000 shares issuable upon the exercise of stock options that have already vested.
(9)	Includes 295,000 shares issuable upon the exercise of stock options that have already vested.
(10)	Includes 2,017,250 shares issuable upon the exercise of options that have already vested.

PROPOSAL 2

ADOPTION OF 2004 EQUITY PARTICIPATION PLAN

Proposal

On March 25, 2004, the Board of Directors approved the Aphton Corporation 2004 Equity Participation Plan (the “2004 Plan”), subject to stockholder approval. Under this proposal, we are seeking stockholder approval of the 2004 Plan.

The 2004 Plan

The Board of Directors believes that our future success will be enhanced by our ability to maintain a competitive position in attracting, retaining and motivating individuals through the use of stock options, restricted stock and other equity-based awards. The 1999 Plan has only limited shares available under it. The utility of this plan is also restricted by limitations on the types of grants authorized and the eligible recipients of certain awards thereunder. As a result, the Board approved the 2004 Plan to replace our existing equity plan, subject to the approval of the stockholders. Awards to be granted under the 2004 Plan are expected to consist primarily of stock options and restricted stock. Upon approval of the 2004 Plan, no additional grants will be made under the existing equity compensation plan.

The following description of the material features of the 2004 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the full text of the 2004 Plan, which is attached to the Proxy Statement as Appendix B.

Purpose

The purpose of the 2004 Plan is to enable Aphton to offer employees, consultants, independent contractors, officers and directors stock options, restricted stock and other equity awards. Aphton believes this will help attract, retain and reward its employees, consultants, independent contractors, officers and directors. If the 2004 Plan is approved, equity-based awards will no longer be permitted to be granted under the existing equity compensation plan.

Administration

The 2004 Plan will be administered by the Compensation Committee, which must consist solely of at least two directors who are both “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. Subject to the terms of the 2004 Plan, the Compensation Committee has authority to: (1) select the persons to whom options shall be granted; (2) determine the number or value and the terms and conditions of options granted to each such person, including the price per share to be paid upon exercise of any option and the period within which each such option may be exercised; and (3) interpret the 2004 Plan and prescribe rules and regulations for the administration thereof. The terms and conditions of individual awards will be set forth in written agreements consistent with the 2004 Plan.

Eligibility for Participation

Full and part-time employees, consultants, independent contractors, officers and directors (or employees, officers, or directors of any current or future subsidiaries of Aphton) are eligible to receive grants under the 2004 Plan (“Participants”). As of April 30, 2004, we had 50 employees (including four executive officers), three consultants and independent contractors and five non-employee directors.

The 2004 Plan provides that all non-employee directors, initially elected or appointed to the Board of Directors after June 16, 2004, will automatically be granted non-qualified stock options to purchase 25,000 shares of common stock with a per share exercise price equal to the fair market value per share at the grant date. Such options will vest and become exercisable in accordance with the terms of the option, as determined by the Committee in its sole discretion. Additionally, beginning in 2004, each non-employee director will be entitled to receive a grant of non-qualified stock options to purchase a number of shares of common stock, as determined by the Compensation Committee in its sole discretion, with a per share exercise price equal to the fair market value per share at the date of grant. The terms of any non-qualified stock option granted to a non-employee director shall be ten years from the grant date. Other than the initial grant to non-employee directors, the grant of options under the 2004 Plan is discretionary and we cannot now determine the number of options to be granted in the future to any particular person or group.

Available Shares

The maximum number of shares of common stock for which awards may be granted under the 2004 Plan is 2,500,000. In the event of any change in the number or kind of common stock outstanding pursuant to a reorganization, subdivision, consolidation, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made (1) to the number of shares subject to outstanding options, (2) in the exercise price per share of outstanding options and (3) in the kind of shares which may be issued under the 2004 Plan. On May 10, 2004, the closing price of our common stock was $4.54 per share.

Types of Awards

Awards under the 2004 Plan may consist of any of non-qualified stock options, incentive stock options, restricted stock and other awards that are valued in whole or in part by reference to, or otherwise based on, the common stock approved by the Compensation Committee. Shares subject to options or awards, which are forfeited, settled for cash or otherwise terminate, are surrendered to pay for option exercises, expire unexercised or are canceled without delivery of shares, will again become available for grant under the 2004 Plan.

The following is a summary of the types of awards that may be issued under the 2004 Plan:

Nonqualified Stock Options, (“NQSOs”), will provide for the right to purchase common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the grant date (but not less than par value), and usually will vest in one or more installments after the grant date, subject to the participant’s continued employment with us; provided, that the Compensation Committee may modify any of these terms, in its discretion, at the time of the grant. NQSOs may be granted for any term specified by the Compensation Committee.

Incentive Stock Options, (“ISOs”), will be designed to comply with certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs (i) must have an exercise price not less than the fair market value of a share of common stock on the grant date; (ii) may only be granted to employees; (iii) must expire within a specified period of time following the optionee’s termination of employment; and (iv) must be exercised within ten years after the grant date, but may be subsequently modified to disqualify them for treatment as ISOs.

Restricted stock may be issued to participants and made subject to such restrictions as may be determined by the Compensation Committee. Restricted stock shall be forfeited if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Holders of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Other awards that are valued in whole or in part by reference to, or otherwise based on, the common stock may also be granted to participants as may be determined by the Compensation Committee. These awards include, but are not limited to, dividend equivalent awards, deferred stock awards, stock payment awards and stock appreciation rights.

Options, Term and Exercise Price

Unless otherwise determined by the Compensation Committee, the exercise price of the common stock subject to an option is the fair market value of the stock on the date the option is granted. However, ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise price of not less than 110% of the fair market value of the common stock on the grant date. The Compensation Committee determines the option exercise period for each option, not to exceed ten years from the grant date, except that ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise period of not greater than five years.

The 2004 Plan provides that the Compensation Committee may grant or issue stock options, restricted stock, and other awards that are valued in whole or in part by reference to, or otherwise based on, the common stock approved by the Compensation Committee or any combination thereof to any eligible employee, consultant, independent contractor, officer, or director. Each such award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award. The maximum number of shares of common stock that may be subject to options granted to an employee covered by the Internal Revenue Code Section 162(m) during any calendar year is 500,000.

Adjustment Provisions

If there is any change in the common stock as a result of a stock dividend, recapitalization, stock split, or combination or exchange of the common stock, or a merger, reorganization or consolidation of Aphton or any other change in the capital structure made without the receipt of consideration, then unless such event results in the termination of all outstanding grants under the 2004 Plan, the number of and class of shares available for grants and the number and class of such shares covered by outstanding grants, and the price per share or the applicable market value of such grants, will be proportionately adjusted by the Compensation Committee to reflect any increase or decrease in the number or kind of issued shares of common stock.

Change in Control of Aphton

Unless otherwise determined by the Board of Directors in the event of a change in control, any awards granted under the 2004 Plan will fully vest and, to the extent applicable, become immediately exercisable and the restrictions on any restricted stock grants will lapse.

Transferability of Options

In general, options are not transferable, except by will or the laws of descent or distribution. However, the 2004 Plan permits a grantee to transfer nonqualified stock options to family members or entities (including trusts) established for the benefit of the grantee or the grantee’s family members; provided that the transferred option must continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer and any other transfer allowed by applicable securities laws.

Amendment and Termination of the 2004 Plan

The Board of Directors may amend or terminate the 2004 Plan at any time, provided that stockholder approval is required for any amendment (i) that changes the requirements as to Eligible Individuals to receive awards under the Plan, (ii) that increases the maximum number of shares of common stock in the aggregate that may be subject to awards that are granted under the Plan, or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the common stock may be listed or traded. Any amendment that would impair the rights of a grantee requires the grantee’s consent. The 2004 Plan will terminate on June 16, 2014 unless terminated earlier by the Board of Directors. Awards granted prior to June 16, 2014 may extend beyond that date.

Federal Income Tax Consequences

Set forth below is a general description of the federal income tax consequences relating to grants under the 2004 Plan.

Non-Qualified Stock Options. There are no federal income tax consequences to grantees or to Aphton upon the grant of an NQSO under the 2004 Plan. Upon the exercise of NQSOs, grantees will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and Aphton generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an NQSO, a grantee will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the grantee’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the grantee at the time of exercise of the NQSO).

Incentive Stock Options. Grantees will not be subject to federal income taxation upon the grant or exercise of ISOs granted under the 2004 Plan, and Aphton will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price of the ISO (or the grantee’s other tax basis in the shares) is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the ISO. A sale of shares acquired by exercise of an ISO that occurs at least one year after the exercise or two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price of the ISO (or the grantee’s other tax basis in the shares), and Aphton will not be entitled to any tax deduction in connection with the sale.

Generally, if the sale occurs within one year from the date of exercise of the ISO or within two years from the grant date (a “disqualifying disposition”) and is a transaction in which the amount realized is less than the fair market value of the common stock at the date of exercise, the grantee will recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price (or the grantee’s other tax basis in the shares), or (ii) the excess of the amount realized on the sale of the shares over the exercise price (or the grantee’s other tax basis in the shares). Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending upon the length of time the shares were held. Aphton generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the grantee.

Restricted Stock. A grantee normally will not recognize taxable income upon the award of a restricted stock grant, and Aphton will not be entitled to a deduction, until such stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary compensation income in an amount equal to the fair market value of the common stock at that time and Aphton will be entitled to a deduction in the same amount. A grantee may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the common stock at that time, determined without regard to the restrictions. In this event, Aphton will be entitled to a deduction in the same year. Any gain or loss recognized by the grantee upon subsequent disposition of the common stock will be capital gain or loss. If, after making the election, any common stock subject to a restricted stock grant is forfeited, or if the market value declines during the restriction period, the grantee will not be entitled to any tax deduction or tax refund.

Vote Required

A majority of the votes cast on the proposal by holders of outstanding shares of common stock is required to approve the proposal to adopt the 2004 Plan. You may vote in favor of or against the proposal or you may abstain. Brokers that do not receive instructions are not entitled to vote those shares with respect to this proposal. Broker non-votes and abstentions will have the same effect as negative votes.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the approval of the adoption of the 2004 Plan.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Relationship with Independent Certified Public Accountants

The Audit Committee has selected E&Y, independent certified public accountants, to audit our consolidated financial statements for fiscal year 2004. E&Y has served as our independent certified public accountants since May 19, 2000. A member of E&Y will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask.

Independent Certified Public Accountants’ Fees

The aggregate fees billed to Aphton for the years ended December 31, 2002 and 2003, by our principal accounting firm E&Y, are as follows:

Audit Fees: The aggregate fees for professional services rendered by E&Y in connection with (i) the audit of our annual financial statements (Form 10-K), (ii) reviews of our quarterly financial statements (Forms 10-Q), and (iii) other fees associated with assisting us with the preparation and review of various filings with the Commission, including the preparation of comfort letters and consents for the years ended December 31, 2002 and 2003, were approximately $155,000 and $193,000, respectively.

Audit Related Fees: There were no fees for audit-related services for the years ended December 31, 2002 and 2003.

Tax Fees: The aggregate fees for professional services rendered by E&Y for tax compliance, tax advice, and tax planning during the year ended December 31, 2002 was approximately $5,000. There were no fees for tax services for the year ended December 31, 2003.

All Other Fees: There were no other fees paid for professional services that were not included in audit fees, audit-related fees and tax fees for the years ended December 31, 2002 and 2003.

E&Y advised the Audit Committee that it did not believe its audit was impaired by providing such services. As a result, E&Y confirmed that, as of December 31, 2003, it was an independent certified public accountant with respect to Aphton within the meaning of the Securities Act of 1933 and the requirements of the Independence Standards Board.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has developed and adopted in March 2004 policies and procedures requiring the Audit Committee’s pre-approval of all audit and permitted non-audit services to be rendered by E&Y. These policies and procedures are intended to ensure that the provision of such services does not impair E&Y’s independence. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for a period of a fiscal year and any pre-approval is detailed as to the particular service or category of service approved and is generally subject to a specific cap on professional fees for such services.

The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve certain audit services subject to a specific cap on professional fees for such services. The Chairman of the Audit Committee will then report to the Audit Committee any pre-approval decision made by him at the next scheduled meeting of the Audit Committee.

In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services by E&Y is consistent with maintaining E&Y’s status as our independent certified public accountants.

During 2003, the Audit Committee considered and, if deemed appropriate, approved, on a case by case basis, any audit or permitted non-audit service proposed to be performed by E&Y in advance of the performance of such service.

GENERAL INFORMATION

Other Matters. Our Board of Directors does not intend to present any matter for action at this meeting other than the matters described in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms, and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker, or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker, or other nominee, the stockholder must contact the bank, broker, or other nominee, as applicable, to revoke such consent. In the event that a stockholder wishes to receive a separate proxy statement for the 2004 Annual Meeting or a 2003 Annual Report, the stockholder may receive printed copies by contacting Aphton Corporation, Attention: Secretary, at 80 S.W. 8th Street, Miami, Florida 33130 or by calling (305) 374-7338.

Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact us by mail or telephone as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker, or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker, or other nominee to request that only one set of these materials be delivered in the future.

Stockholder Proposals for 2005 Annual Meeting. Stockholder proposals for inclusion in the proxy materials related to the 2005 Annual Meeting of Stockholders must be received by Aphton at its principal executive offices, 80 S.W. 8th Street, Miami Florida, 33130 by January 14, 2005. Such proposals should be sent by certified mail, return receipt requested.

Aphton must receive notice of any stockholder proposal to be submitted at the 2005 Annual Meeting of Stockholders (but not required to be included in our proxy statement) by March 30, 2005, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

Expenses of Solicitation. Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by our directors, officers, and regular employees. The entire cost of solicitation will be borne by Aphton.

By Order of the Board of Directors,

PHILIP C. GEVAS

Chairman

Miami, Florida

May 14, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

OF

APHTON CORPORATION

Purpose

The Audit Committee is appointed by the Board of Directors of Aphton Corporation (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s purpose is to assist Board of Directors’ oversight of:

•	The integrity of the Company’s financial statements;

•	The integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting;

•	The Company’s compliance with legal and regulatory requirements;

•	The independent auditors’ qualifications, independence and performance; and

•	Communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain special legal, accounting, or other consultants or experts (collectively, “Advisors”) it deems necessary in the performance of its duties. The Company shall provide funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors, (ii) compensation to any Advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out is duties.

Committee Authority and Responsibilities

Review Procedures

1. Evaluate the Audit Committee’s performance annually and recommend any changes to the Board of Directors for approval.

2. Review and discuss with management and the independent auditors (a) the audited financial statements (including quality of financial reporting decisions and judgments), (b) the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) the “Critical Accounting Policies” disclosure to be contained in the annual report on Form 10-K and annual shareholders report to determine that the independent auditors are satisfied with the content and disclosure of the financial statements and related disclosure. Recommend to the Board that the Company’s audited financial statements be included in the Form 10-K.

3. In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls and the Company’s system to monitor and manage business risk and ethical and legal regulatory compliance programs, and elicit any recommendations for the improvement of such controls and systems or particular areas where new or more detailed controls or systems are desirable. Discuss policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

4. Review and discuss with management and the independent auditors (a) the interim financial statements (including quality of financial reporting decisions and judgments), (b) the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) the “Critical Accounting Policies” disclosure to be contained in the quarterly report on Form 10-Q. Discuss the results of the independent auditors’ review of the Company’s interim financial information. In addition, the Audit Committee shall discuss with the independent auditors other matters required to be communicated by the independent auditors in accordance with applicable generally accepted auditing standards prior to the inclusion of such information in the Company’s Form 10-Q. The chair of the Audit Committee may represent the entire Committee for purposes of this review.

5. Review annually with financial management and the independent auditors, (i) any analyses or other written communications prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements; (ii) the Company’s accounting policies in light of the Company’s current operations and current GAAP and SEC rules and regulations, (iii) any major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles; and (iv) the effect of regulatory and accounting initiatives as well as off-balance sheet structures, on the financial statements of the Company.

Independent Auditors

6. Directly appoint, compensate, retain and oversee the work of the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall resolve any disagreements between management and the independent auditors.

7. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion thereof review with the independent auditors such audit, including any comments or recommendations of the independent auditors, any significant changes required in the independent auditors’ audit plan or any significant difficulties or disputes encountered during the audit, including any restrictions on the scope of the auditor’s activities or on access to required information, and management’s response.

8. Discuss with the independent auditors any other matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

9. Receive and review (i) the independent auditors formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, Independence Discussions with Audit Committees, and (ii) any other certifications or documentation necessary to ensure that the independent auditors meet the independence standard required by law. Review all such documentation with the independent auditors, and if so determined by the Audit Committee, take or recommend that the full Board of Directors take appropriate action to oversee the independence of the auditors.

10. Receive and review timely reports from the independent auditors regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

11. Approve, in advance, any additional “Audit,” “Audit-Related”, “Tax” and “Other Services” (as such terms are defined by the SEC rules and regulations) to be provided by the independent auditors. Determine the amount of compensation to be paid to the independent auditors for such additional services. The Company shall provide for funding, as determined by the Audit Committee, for the payment of compensation to the independent auditors for any such services.

Develop Controls to Insure the Integrity of the Financial Statements and Quality of Disclosure

12. Review with management and the independent auditors significant risks and exposures, and the steps management has taken to minimize the risks or exposures.

13. Review with management the Company’s systems of internal control.

14. On a quarterly basis, discuss the following with management and the independent auditors, if applicable:

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

15. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and (iii) the receipt and treatment of any evidence of a violation of the securities laws or breach of fiduciary duty brought to the Audit Committee’s attention by the Company’s external securities counsel.

Other Audit Committee Responsibilities

16. Annually prepare the Audit Committee Report for inclusion in the Proxy Statement.

17. Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

18. Establish policies for the Company’s hiring of current or former employees of the independent auditors.

Committee Membership And Organization

1. Appointment and Term. The Audit Committee shall be appointed annually by a majority vote of the Board of Directors. The Board of Directors, by majority vote, may remove any member of the Audit Committee.

2. Composition and Qualifications. The Audit Committee shall be composed of at least three directors each of whom must (i) be independent as defined under Rule 4200(a)(15) of the Qualitative Listing Requirements for Nasdaq National Market Issuers promulgated by the National Association of Securities Dealers, Inc. (“NASD”), (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, or who otherwise qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K promulgated under the Exchange Act. No member of the Audit Committee may accept any consulting, advisory, or other compensatory fee from the Company other than for board service, and no member of the Audit Committee may be an affiiliated person of the Company as defined in NASD Rules.

3. Meetings. The Audit Committee shall meet at least quarterly or more frequently as the Audit Committee requires. The Audit Committee has the authority to ask members of management or others to attend the meetings and provide pertinent information as necessary.

4. Reporting and Minutes. The Audit Committee shall provide copies of minutes of meetings of the Audit Committee to the Board of Directors. All notices of meetings shall be provided to the Company’s management in order for payment of any applicable meeting fees and expenses to be made. The Audit Committee shall report to the entire Board of Directors the discussions held with management. The Audit Committee shall report committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

5. Review of Charter. The Audit Committee shall review its charter on an annual basis and recommend any changes to the Board of Directors for approval. The Audit Committee shall publish this Charter whenever it is revised or at least every three years in accordance with SEC rules and regulations.

APPENDIX B

APHTON CORPORATION

2004 EQUITY PARTICIPATION PLAN

1. ESTABLISHMENT, EFFECTIVE DATE AND TERM

APHTON CORPORATION, a Delaware corporation (“Aphton” or the “Company”), hereby establishes the “Aphton Corporation 2004 Equity Participation Plan.” The effective date of the Plan shall be June 16, 2004 (the “Effective Date”), which is the date that the Plan was approved and adopted by the stockholders of Aphton. Unless earlier terminated pursuant to Section 12 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

2. PURPOSE

The purpose of the Plan is to advance the interests of Aphton by allowing Aphton to attract, retain and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Aphton which thereby will create a stronger incentive to expend maximum effort for the growth and success of Aphton and its subsidiaries.

3. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below:

“Award” shall mean, individually or collectively, an Option, a Restricted Stock Unit or any other award granted pursuant to the Plan.

“Award Agreement” shall mean, individually or collectively, an Option Agreement, Restricted Stock Unit Agreement or any other agreement entered into pursuant to the Plan.

“Award Period” shall mean a period of time within which Performance Criteria is measured for the purpose of determining whether an Award subject to performance restrictions has been earned.

“Award Shares” shall mean shares of Common Stock issued pursuant to an Award.

“Board” shall mean the Board of Directors of Aphton.

“Cause” shall mean (i) failure or refusal of the Participant to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Participant in the performance of his duties, (iii) commission by the Participant of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Participant’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company; provided, however, that if the Participant and the Company have entered into an employment agreement which defines “cause” for purposes of such agreement, “cause” shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment or service is for Cause.

“Change in Control” shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if

(i) any person or related group of persons (other than Aphton or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, Aphton) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of Aphton’s outstanding securities pursuant to a tender or exchange offer made directly to Aphton’s stockholders which the Board does not recommend such stockholders to accept; or

(ii) there is a change in the composition of the Board over a period of twenty four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(iii) the stockholders of Aphton approve a merger or consolidation of Aphton with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of Aphton outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of Aphton or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of Aphton (or similar transaction) in which no person acquires more than 25% of the combined voting power of Aphton’s then outstanding securities shall not constitute a Change in Control; or

(iv) the stockholders of Aphton approve a plan of complete liquidation of Aphton or an agreement for the sale or disposition by Aphton of all or substantially all of Aphton’s assets.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee or any other committee appointed by the Board to administer the Plan pursuant to Section 5 of the Plan. However, with respect to grants made to Independent Directors, the Committee shall mean the Board.

“Common Stock” shall mean the Common Stock of Aphton, par value $0.001 per share.

“Company” shall mean Aphton and its subsidiaries whose financial statements are consolidated with the financial statements of Aphton in accordance with accounting principles generally accepted in the United States.

“Compensation Committee” shall mean the Compensation Committee of the Board, which shall consist of two or more Independent Directors, each of whom shall be both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code.

“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

“Disability” shall mean “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

“Dividend Equivalent Right” shall mean the right to receive a cash payment equal to the value of any dividend paid on a share of Common Stock with respect to which a Dividend Equivalent Right has been awarded.

“Eligible Individual” shall mean any employee, officer or director of the Company or any consultant or independent contractor providing services to the Company.

“Exercise Price” shall mean the purchase price of each share of Common Stock subject to an Option.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock shall mean (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange, on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the last sales price for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee in good faith.

“Incentive Stock Option” shall have the meaning set forth in Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is a “non-employee director,” as defined in Rule 16b-3 of the Exchange Act.

“Non-qualified Stock Option” shall mean an Option that is not intended to meet the requirements of Section 422 of the Code.

“Option” shall mean any stock option granted pursuant to Section 7 of the Plan.

“Option Agreement” shall mean a written agreement entered into by the Company and a Participant which sets forth the terms and conditions of the Option thereby granted.

“Participant” shall mean any Eligible Individual with an outstanding Award.

“Performance Criteria” shall mean any business or performance criteria with respect to the Company, any subsidiary or any division or operating unit determined by the Board, from time to time.

“Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of the Company.

“Plan” shall mean the Aphton Corporation 2004 Equity Participation Plan.

“Reorganization” shall be deemed to occur if an entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if the Company or any subsidiary of the Company is the surviving entity.

“Restricted Stock Units” shall mean Awards granted pursuant to Section 8 of the Plan.

“Restricted Stock Unit Agreement” shall mean a written agreement entered into by the Company and a Participant which sets forth the terms and conditions of the Restricted Stock Unit thereby granted.

“Restriction Period” shall mean the period during which applicable restrictions apply to Restricted Stock Units.

“Section 424 Employee” shall mean an employee of the Company or any “subsidiary corporation” or “parent corporation” as defined in and in accordance with Code Section 424. Such term shall also include employees of a corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies.

4. ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of his/her importance to the business of the Company. An individual may hold more than one Award, subject to such restrictions as are provided herein.

5. ADMINISTRATION

5.1 Committee. The Plan shall be administered by the Committee or any committee appointed by the Board consisting of not less than two (2) Directors. The Committee shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Award granted or any Award Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. All such actions and determinations shall be made by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with Aphton’s Certificate of Incorporation and Bylaws, and applicable law. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any Award granted under the Plan.

5.2 Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162 (m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 5.2 shall serve in such capacity at the pleasure of the Committee.

5.3 No Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder.

6. SHARES SUBJECT TO THE PLAN

The capital stock of the Company that may be issued pursuant to Awards granted under the Plan shall be shares of Common Stock, which shares may be treasury shares or authorized but unissued shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be Two Million Five Hundred Thousand (2,500,000) shares, subject to adjustment as provided in Section 10 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall become available for future Awards granted under the Plan as if such Option had not been granted. If any Restricted Stock Unit or other award is forfeited for any reason, the Common Stock subject to such Award shall be available for future grants of Awards under the Plan as if such Award had not been granted.

7. OPTIONS

7.1 Types of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, either as (i) an Incentive Stock Option or (ii) as a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.

7.2 Grant of Options. Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted.

7.3 Limitation on Incentive Stock Options.

7.3.1 Section 424 Employees. Incentive Stock Options may only be granted to Section 424 Employees. Subject to the terms and conditions of this Plan and the Option Agreement (including all vesting provisions and option periods), any and all Incentive Stock Options which an employee fails to exercise within 90 days after the date said employee ceases to be a Section 424 Employee shall automatically be classified as non-qualified Stock Options to the extent that said Options have not otherwise been terminated.

7.3.2 Fair Market Value. Subject to Section 7.3.3 below, an Incentive Stock Option shall not be granted with an Exercise Price less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted. The Committee shall determine Fair Market Value in accordance with the provisions of Section 422 of the Code.

7.3.3 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless (i) the Exercise Price for each share of Common Stock subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and (ii) such Incentive Stock Option is not exercisable after the fifth (5th) anniversary of the date of grant.

7.3.4 Limitation on Grants. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a Non-qualified Stock Option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

7.4 Option Agreement. All Options granted pursuant to the Plan shall be evidenced by an Option Agreement, to be executed by the Company and the Participant, in such form or forms as the Committee shall determine. Option Agreements may contain different provisions, provided, however, that all such Option Agreements shall comply with all terms of the Plan.

7.5 Exercise Price. The Exercise Price shall be fixed by the Committee and stated in each Option Agreement.

7.6 Option Period. Subject to the provisions of Sections 7.3, 7.13, 7.14, 7.15 and 7.16, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease on the tenth (10th) anniversary of the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed (10) years.

7.7 Vesting. Each Option Agreement will specify the vesting schedule applicable to the Option granted thereunder. Notwithstanding the foregoing, the Committee may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

7.8 Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at the office designated by the Company, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

7.9 Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to the Company that the Option be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a “cashless” exercise/loan procedure (pursuant to which the Participants would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of the Option; or (iv) by a combination of the methods described in clauses (i), (ii) or (iii). Payment in full of the Exercise Price need not accompany the written notice of exercise if the Option is exercised pursuant to the “cashless” exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

7.10 Issuance of Certificates. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 10 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

7.11 Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

7.12 Transferability. No Incentive Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution. No Non-qualified Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Non-qualified Stock Options, upon consent of the Committee, may be transferred or assigned (i) to a Participant’s family members (as defined in Form S-8) or entities (including trusts) established for the benefit of the Participant or the Participant’s family members, provided that the Participant received no consideration in connection with such transfer, (ii) pursuant to the terms of a “qualified domestic relations order,” within the meaning of sections 401(a)(13) and 414(p) of the

Code or within the meaning of Title I of ERISA and (iii) any other person, as permitted by applicable securities law. Any Option assigned or transferred pursuant to this Section 7.12 shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

7.13 Termination of Employment. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of a Participant with the Company, due to Disability or any reason other than by reason of Cause, death or retirement, any Option granted to such Participant which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed forty-five (45) days after such termination. Upon such termination, the Participant’s unvested Options shall expire and the Participant shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 7.13, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above. Unless otherwise determined by the Committee, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

7.14 Termination of Employment for Cause. Upon termination of the employment or other service of a Participant with the Company for Cause, any Option granted to the Participant shall expire immediately and the Participant shall have no further right to purchase shares of Common Stock pursuant to such Options. The Committee shall determine whether Cause exists for purposes of this Plan.

7.15 Termination of Employment by Death or Retirement. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of the death or retirement of such Participant, any Option granted to such Participant which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed one hundred eighty (180) days after such termination by the Participant’s estate, the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option (in the event of death) or by the Participant (in the event of retirement). Upon such termination, the Participant’s unvested Options shall expire and the Participant shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 7.15, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above.

7.16 Grants of Options to Independent Directors. Options granted to an Independent Director shall be made in accordance with the following provisions:

7.16.1 Each person who is initially elected to the Board after the Effective Date and who is an Independent Director at the time of such initial election shall automatically be granted a Non-qualified Stock Option to purchase Twenty-five Thousand (25,000) shares of Common Stock (subject to adjustments as provided in Section 10) on the date of such initial election; provided, however, that the number of shares of Common Stock subject to any Non-qualified Stock Option awarded under this Section 7.16.1 shall be reduced by the number of shares of Common Stock subject to any option granted to an Independent Director pursuant to any other stock incentive plan maintained by the Company.

7.16.2 The Committee may make an annual grant of Non-qualified Stock Options to all Independent Directors, in an amount to be determined by the Committee in its sole discretion and subject to the applicable limitations of the Plan; provided, however, that no Option shall be granted to an Independent Director under this Section 7.16.2 during any year in which such Independent Director received an Option pursuant to Section 7.16.1.

7.16.3 In addition to any other grants made to Independent Directors under this Section 7.16, the Committee may from time to time grant Non-qualified Stock Options to any Independent Director, in its sole discretion, and subject to the applicable limitations of the Plan.

7.16.4 The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the option is granted.

7.16.5 Subject to the provisions of this Section 7, any Options granted to an Independent Director pursuant to Sections 7.16.1, 7.16.2 or 7.16.3 shall vest and become exercisable in accordance with the terms of the Option, as determined by the Committee in its sole discretion; provided, however, any Option granted to an Independent Director may in the sole discretion of the Committee vest and become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company’s retirement policy applicable to directors.

7.16.6 The term of any Non-qualified Stock Option granted to an Independent Director shall be ten (10) years from the date the Option is granted.

7.16.7 No portion of an Option that is unexercisable upon a termination of the Independent Director’s services with the Company, for any reason, shall thereafter become exercisable.

7.16.8 Vested portions of any Options granted to an Independent Director shall not be exercisable after the first to occur of the following events:

(i) the expiration of twelve (12) months from the date of the Independent Director’s death or a termination of the Independent Director’s services with the Company by reason of a Disability;

(ii) the expiration of three (3) months from the date the Independent Director’s services with the Company are terminated for any reason other than death or Disability; or

(iii) the expiration of ten (10) years from the date the Option was granted.

8. RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. Subject to the provisions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Restricted Stock Units. Each Restricted Stock Unit shall be equivalent in value to one share of Common Stock. Each grant of Restricted Stock Units shall satisfy the requirements as set forth in this Section 8.

8.2 Restricted Stock Unit Agreement. All Restricted Stock Units granted pursuant to the Plan shall be evidenced by a Restricted Stock Unit Agreement, to be executed by the Company and the Participant, in such form or forms as the Committee shall determine. Each Restricted Stock Unit Agreement shall specify the number of Restricted Stock Units awarded to the Participant, the applicable Restriction Periods and contain such provisions and restrictions (or no restrictions) as the Committee shall deem appropriate on the date the Restricted Stock Units are granted. Restricted Stock Unit Agreements may contain different provisions; provided, however, that all such Restricted Stock Unit Agreements must comply with all terms of the Plan.

8.3 Restrictions. The Committee shall impose such restrictions (or no restrictions) on any Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, vesting restrictions, restrictions based upon the achievement of specific company-wide performance goals, divisional performance goals, individual performance goals and/or restrictions under applicable federal or state securities laws.

8.4 Payment. Upon expiration of the Restriction Period applicable to a Restricted Stock Unit, the Participant shall, without payment on his part, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by the Restricted Stock Units. Such payment shall be made in the form of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made.

8.5 Dividend Equivalents. A Participant whose Restricted Stock Units have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend the Company would have paid to such Participant after the grant of such Restricted Stock Units and prior to the lapse of restrictions relating thereto as if the Participant had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend and as if such Restricted Stock Units were not subject to restrictions. Payments of such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.

8.6 Issuance of Common Stock Subject to Restrictions. The Committee may in its sole discretion cause the shares of Common Stock underlying any particular grant of Restricted Stock Units to be issued in the Participant’s name prior to lapse of restrictions thereon and treat such Common Stock as outstanding for all purposes. The Participant shall have all rights of a stockholder, including the right to receive dividends paid on the shares of Common Stock issued under this Section 8.6 and the right to vote such shares, subject to any other restrictions set forth in the Plan. In addition, as security for the return of such Common Stock in the event of forfeiture, the Committee may require that the Participant pledge the shares of such Common Stock to the Company, and the certificates evidencing such Common Stock be retained by the Company until the restrictions relating thereto lapse.

8.7 Transferability. Unless otherwise provided in the Restricted Stock Unit Agreement, Restricted Stock Units shall not be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Restricted Stock Units may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant’s family members or (ii) any other person, as permitted by applicable securities law. Any Restricted Stock Unit assigned or transferred pursuant to this Section 8.7 shall continue to be subject to the same terms and conditions as were applicable to the Restricted Stock Unit immediately before the transfer; provided, however, upon maturity of any Restricted Stock Unit transferred for value the Company may not issue shares of Common Stock under any Registration Statement on Form S-8 and the holder of such Restricted Stock Unit would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.

8.8 Termination of Employment or Service. Unless otherwise provided in a Restricted Stock Unit Agreement, if the Participant’s employment or service with the Company terminates for any reason other than death or Disability during the Restriction Period, all Restricted Stock Units held by the Participant which are still subject to the Restriction Period shall be forfeited immediately; provided, however, that in the event of a termination of the Participant’s employment, other than for Cause, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such Restricted Stock Units.

8.9 Termination of Employment or Service by Death or Disability. Unless otherwise provided in a Restricted Stock Unit Agreement, if a Participant’s employment or service with the Company terminates by reason of death or Disability, any remaining Restriction Period shall terminate and, except as otherwise provided in this Section 8, the Participant shall receive payment in accordance with Section 8.4.

9. OTHER STOCK-BASED AWARDS

Awards of shares of Common Stock, stock appreciation rights, Dividend Equivalent Rights and phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any Option, Restricted Stock Unit or any other award granted hereunder. The Committee may determine the terms and conditions of any such award. Each award shall be evidenced by an agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine.

10. RECAPITALIZATION, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

10.1 Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, or reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, a corresponding appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise or vesting of an outstanding Award or upon termination of the Restriction Period applicable to a Restricted Stock Unit granted under the Plan, and (iii) in the Exercise Price per share of outstanding Options granted under the Plan.

10.2 Reorganization. Unless otherwise provided in an Award Agreement, in the event of a Reorganization of the Company, the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that some or all outstanding Awards shall become immediately exercisable, vested or entitled to payment. In the event of a Reorganization of the Company the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that Options shall terminate upon the Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Committee does not terminate an Option upon a Reorganization of the Company then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization.

10.3 Change in Control.

10.3.1 In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to any Award, such Award shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in the Award Agreement with respect to one hundred percent (100%) of the shares subject to such Award.

10.3.2 In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Criteria with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Criteria for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Criteria, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

10.3.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

10.4 Change in Status of a Subsidiary. Unless otherwise provided in an Award Agreement, in the event that a subsidiary of the Company ceases to be a subsidiary whose financial statements are consolidated with the financial statements of the Company in accordance with generally accepted accounting principles, the Committee may, in its sole and absolute discretion, on a case-by-case basis (i) provide that some or all outstanding Awards held by a Participant employed by or performing service for such subsidiary may become immediately exercisable, vested or entitled to payment or (ii) treat the Award as terminated, in which case the Participant shall no longer be entitled to exercise or payment of the Award in accordance with the Plan, but only if such Participant is not employed by the Company or any subsidiary immediately after such event.

10.5 Adjustments. Adjustments under this Section 10 related to stock or securities of the Company shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

10.6 No Limitations. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

11. REQUIREMENTS OF LAW

11.1 Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual holding the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, the exercise of an Option or the issuance of shares pursuant to the exercise of an Option or expiration of a Restriction Period to comply with any law or regulation of any governmental authority.

11.2 Registration. At the time of any exercise of any Option or receipt of Common Stock pursuant to an Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option or receipt of Common Stock and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part and the Common Stock may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion.

11.3 Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option or the grant of Common Stock pursuant to an Award, including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

11.4 Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.5 Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

12. AMENDMENT AND TERMINATION OF THE PLAN

The Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of the Company shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Awards under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 12 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 12 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan.

13. PROVISIONS APPLICABLE TO COVERED EMPLOYEES

13.1 Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee. The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent necessary to comply with the performance-based compensation requirements of Section 162 (m)(4)(C) of the Code, with respect to any Award granted pursuant to the Plan which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code, the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

13.2 Limitations. Furthermore, notwithstanding any other provision of the Plan or any Award which granted to a Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

13.3 Maximum Awards. The maximum number of shares of Common Stock that may be granted during any calendar year to a Covered Employee shall be Five Hundred Thousand (500,000).

14. OWNERSHIP AND TRANSFER RESTRICTIONS

The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option at its deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such holder or (b) one year after the transfer of such shares to such holder.

15. THE COMPANY’S RIGHT TO PURCHASE OPTION STOCK AND VESTED SHARES

The Company shall have the right to repurchase any Award Shares issued pursuant to an Award Agreement following the termination of the employment or service of the holder of the Award Shares with the Company for any reason. The price for repurchasing the Award Shares shall be paid in cash and shall be equal to the Fair Market Value of such shares. Should the Company fail to exercise such repurchase right within ninety (90) days following the later of (i) the Award holder’s termination of employment or service or (ii) the date the Common Stock was issued, the Company shall be deemed to have waived such right.

16. DISCLAIMER OF RIGHTS

No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Participant, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Award shall not be deemed for any purpose to be a stockholder of the Company with respect to such Award except to the extent that such Award shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder, or except as expressly provided by the Committee in writing. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

17. NONEXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options other than under the Plan.

18. SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19. NOTICES

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Stock Option Administrator, and if to the Participant, to the address of the Participant as appearing on the records of the Company.

REVOCABLE PROXY

APHTON CORPORATION

80 S.W. 8th Street

Miami, FL 33130

ANNUAL MEETING OF STOCKHOLDERS

JUNE 16, 2004

10:00 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip C. Gevas and Patrick T. Mooney, M.D., each with full power of substitution, to act as proxies for the undersigned and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on June 16, 2004, at 10:00 a.m. Eastern Time, at the offices of Akerman Senterfitt at One S.E. 3rd Avenue, 19th Floor, Miami, Florida 33131 and at any and all adjournments thereof, as set forth on the reverse side.

This proxy is revocable and will be voted as directed, but if no instructions are specified on an executed proxy that is returned, then this proxy will be voted FOR the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement relating to the Annual Meeting.

please vote, date, and sign this proxy on the other side and return promptly in the enclosed envelope.

HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APHTON CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” EACH OF THE FOLLOWING PROPOSALS

1. The election as Class 3 Directors of all nominees listed (except as marked to the contrary below).

FOR All Nominees: (01) Philip C. Gevas

(02) William A. Hasler For Withhold For All To withhold authority to vote for any individual nominee, mark

All	All Except “For All Except” and write the nominee’s name on the line below.

For Against Abstain

2. The adoption of the Aphton Corporation 2004 Equity Participation Plan.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Mark box at right if an address change or comment

has been noted on the reverse side of this card.

Yes No

Please indicate if you plan to attend the Annual Meeting

PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Aphton Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.